UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2016

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3000 GSK Drive
Moon Township, Pennsylvania		15108
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (412) 787-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Calgon Carbon Corporation (the “Company”) on November 8, 2016 (the “Initial Form 8-K”), on November 2, 2016, the Company completed its acquisition of the Activated Carbon and Filter Aid Business of the Arkema Group (AC&FAB).

This Current Report on Form 8-K/A amends the Initial Form 8-K to include financial statements of the AC&FAB required by Item 9.01(a) of Form 8-K and pro forma financial information related to the acquisition of the AC&FAB required by Item 9.01(b).

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

The audited financial statements of the AC&FAB required under this Item 9.01(a) are attached hereto as Exhibit 99.1, and the unaudited interim financial statements of the AC&FAB required under this Item 9.01(a) are attached hereto as Exhibit 99.2

(b)  Pro forma financial information.

The pro forma financial information related to the acquisition by the Company of the AC&FAB required under this Item 9.01(b) is attached hereto as Exhibit 99.3.

(d)  Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young Audit

99.1

Audited combined balance sheet of the AC&FAB as of December 31, 2015, and audited combined income statement, statement of other comprehensive income, cash flow statement and statement of changes in equity of the AC&FAB for the year ended December 31, 2015

99.2

Unaudited condensed combined balance sheet of the AC&FAB as of September 30, 2016 and September 30, 2015, unaudited condensed combined income statements, statements of other comprehensive income and cash flow statements of the AC&FAB for the nine months ended September 30, 2016 and 2015, and unaudited condensed combined statement of changes in parent’s net investment attributable to the combined group of the AC&FAB for the nine months ended September 30, 2016 and 2015

99.3	Unaudited pro forma condensed consolidated financial information as of September 30, 2016 and for the nine months ended September 30, 2015 and the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION

January 18, 2017	By:	/s/ Robert M. Fortwangler
Name: Robert M. Fortwangler
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young Audit

99.1

Audited combined balance sheet of the AC&FAB as of December 31, 2015, and audited combined income statement, statement of other comprehensive income, cash flow statement and statement of changes in equity of the AC&F Business for the year ended December 31, 2015

99.2

Unaudited condensed combined balance sheet of the AC&FAB as of September 30, 2016 and September 30, 2015, unaudited condensed combined income statements, statements of other comprehensive income and cash flow statements of the AC&FAB for the nine months ended September 30, 2016 and 2015, and unaudited condensed combined statement of changes in parent’s net investment attributable to the combined group of the AC&FAB for the nine months ended September 30, 2016 and 2015

99.3	Unaudited pro forma condensed consolidated financial information as of September 30, 2016 and for the nine months ended September 30, 2015 and the year ended December 31, 2015